UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 20, 2019

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Hudson Pacific Properties, Inc.)	001-34789	27-1430478 (Hudson Pacific Properties, Inc.)
Maryland (Hudson Pacific Properties, L.P.)	333-202799-01	80-0579682 (Hudson Pacific Properties, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company

Hudson Pacific Properties, Inc.  ☐

Hudson Pacific Properties, L.P.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.  ☐

Hudson Pacific Properties, L.P.  ☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”), and Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Operating Partnership”), of which the Company serves as the sole general partner. Unless otherwise indicated or unless the context requires otherwise, references to “we” and “our” refer to the Company, the Operating Partnership and any other subsidiaries thereof.

Item 8.01. Other Events.

Recent Leasing Activity

On January 2, 2019, Google, Inc. signed a 14-year lease commencing in 2022 for all 584,000 square feet of the One Westside creative office redevelopment, which was formerly part of the Westside Pavilion shopping mall in West Los Angeles.

On February 1, 2019, WeWork signed a 12-year, 55,864-square-foot lease commencing in July 2019 at the Company’s Maxwell creative office redevelopment in the Los Angeles Arts District.

Portfolio Update

As of February 15, 2019, our portfolio included office properties, comprising an aggregate of approximately 13.9 million square feet, and studio properties, comprising approximately 1.2 million square feet of sound-stage, office and supporting production facilities. We also own undeveloped density rights for approximately 2.6 million square feet of future office and residential space.

We have experienced significant internal growth in our office portfolio since our initial public offering, or IPO, and over the last eight quarters in particular through strong leasing activity. During the period between the closing of our IPO in June 2010 through December 31, 2018, we have raised $1.9 billion of public equity. In that same time period, we have leased approximately 13.2 million square feet at 45% straight-line leasing spreads and 31% cash leasing spreads. Straight-line leasing spreads represents a comparison between initial straight-line rents on new and renewal leases as compared to the straight-line rents on expiring leases in the same space expressed as a percentage of expiring leases. New leases are only included if the same space was leased within the previous 12 months. Cash leasing spreads represents a comparison between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents in the same space expressed as a percentage of expiring leases.

The table below sets forth the percentage of rentable square feet leased and straight-line leasing spreads in our in-service office portfolio as of and for the periods indicated.

	Three Months Ended
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Percentage leased	91.2%	91.2%	90.8%	91.5%	92.1%	89.7%	89.7%	91.4%	93.0%
Straight-line leasing spreads	15.5%	62.6%	67.4%	45.7%	27.6%	34.9%	22.7%	28.4%	36.1%

As of December 31, 2018, our stabilized and in-service office portfolios were 95.4% and 93.0% leased, respectively. Stabilized properties refers to in-service properties that have reached 92.0% occupancy since the date they were acquired or placed under development or redevelopment. In-service properties excludes land, redevelopment, development and held for sale properties. As of December 31, 2018, we had six land properties, three office redevelopment properties, and two development properties under construction. We also employ a conservative approach to development and redevelopment. Development and redevelopment projects have only represented approximately 15% of our capital allocation since our IPO and estimated project costs as a percentage of our gross assets have historically averaged approximately 5%. Estimated project costs are based on management estimates and exclude capitalized interest, personnel costs and operating expenses. Gross assets represents the sum of total assets calculated in accordance with GAAP plus accumulated depreciation and amortization.

The table below presents our top fifteen office tenants as of December 31, 2018.

Tenant	Number of Leases	Number of Properties	Total Leased Square Feet	Percent of Rentable Square Feet	Annualized Base Rent(1)	Percent of Annualized Base Rent
Google, Inc.(2)	4	3	479,793	3.5%	$33,789,240	6.3%
Netflix, Inc.(3)	2	2	420,143	3.0	23,723,486	4.4
Square, Inc.(4)	1	1	417,053	3.0	18,352,204	3.4
Riot Games, Inc.(5)	1	1	284,037	2.1	16,348,093	3.0
Uber Technologies, Inc.	1	1	325,020	2.3	16,036,451	3.0
Nutanix, Inc.(6)	3	3	364,342	2.6	14,256,307	2.6
Qualcomm	2	1	376,817	2.7	13,669,413	2.5
Salesforce.com(7)	2	1	265,394	1.9	13,552,395	2.5
Stanford(8)	4	3	151,249	1.1	10,933,981	2.0
Dell EMC Corporation(9)	3	2	294,756	2.1	8,325,032	1.5
NFL Enterprises(10)	2	2	167,606	1.2	7,361,256	1.4
GSA(11)	5	5	165,661	1.2	7,181,084	1.3
Regus(12)	5	6	148,506	1.1	6,334,295	1.2
Baker McKenzie(13)	2	2	70,030	0.5	5,886,126	1.1
GitHub, Inc(14)	2	2	90,003	0.6	5,608,088	1.0

TOTAL	39	35	4,020,410	28.9%	$201,357,451	37.2%

(1)

Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases as of December 31, 2018, by (ii) 12. Annualized base rent does not reflect tenant reimbursements.

(2)

Google, Inc. expirations by square footage and property: (i) 207,857 square feet at 3400 Hillview expiring on November 30, 2021, (ii) 7,604 square feet at Rincon Center expiring on October 31, 2023, (ii) 97, 872 square feet at Foothill Research Center expiring on February 28, 2025, and (iv) 166,460 square feet at Rincon Center expiring on February 29, 2028. Google, Inc. may elect to exercise its early termination right at Rincon Center for 166, 460 square feet effective April 15, 2025 by delivering written notice on or before January 15, 2024. Subsequent to December 31, 2018, Google, Inc. signed a 584,000-square-foot lease at One Westside (formerly part of Westside Pavilion) for approximately 14 years to commence upon completion of construction and tenant improvements in 2020. The entire premises is anticipated to be delivered from the second through ninth month following rent commencement. We have a 75% ownership interest in the consolidated joint venture that owns One Westside.

(3)

Netflix, Inc. expirations by square footage and property: 325,757 square feet at ICON and 94,386 square feet at CUE. Netflix, Inc. is anticipated to take possession of an additional 302,102 square feet at EPIC during fourth quarter 2019. Expiration date to be determined based on the commencement of the Netflix, Inc. lease at EPIC.

(4)	Square, Inc. is expected to take possession of an additional 52,003 square feet during first quarter 2019.
(5)	Riot Games, Inc. may elect to exercise its early termination right for the entire premises effective March 31, 2025 by delivering written notice on or before March 31, 2024.
(6)

Nutanix, Inc. expirations by square footage and property: (i) 189,084 square feet at 1740 Technology, (ii) 66,648 square feet at Concourse, and (iii) 108,610 square feet at Metro Plaza. At 1740 Technology, Nutanix, Inc. is expected to take possession of an additional: (i) 7,163 square feet during first quarter 2020, (ii) 3,198 square feet during fourth quarter 2020, and (iii) 6,413 square feet during second quarter 2022. At Concourse, Nutanix, Inc. is expected to take possession of an additional: (i) 29,357 square feet during second quarter 2019, (ii) 28,930 square feet during fourth quarter 2019, and (iii) 6,416 square feet during first quarter 2020.

(7)

Salesforce.com expirations by square footage: (i) 83,016 square feet expiring on July 31, 2025, (ii) 83,372 square feet expiring on April 30, 2027, (iii) 93,028 square feet expiring October 31, 2028, and (iv) 5,978 square feet of month-to-month storage space. Salesforce.com may elect to exercise its early termination right with respect to 74,966 square feet by delivering written notice between August 1, 2021 and September 30, 2021. Salesforce.com subleased 259,416 square feet at Rincon Center to Twilio Inc. during third quarter 2018. Effective January 30, 2019, we entered into an agreement to reimburse Salesforce.com approximately $6.3 million for costs incurred in connection with the sublease. We are entitled to recoup this cost from amounts paid pursuant to the sublease commencing February 1, 2019, with the expectation to be fully reimbursed by March 31, 2020. Thereafter, Salesforce.com will pay us 50% of any amounts received pursuant to the sublease.

(8)

Stanford expirations by square footage and property: (i) Stanford Healthcare 63,201 square feet at Page Mill Center expiring June 30, 2019, (ii) Board of Trustees Stanford 18,753 square feet at Page Mill Hill expiring August 31, 2019, (iii) Stanford University 26,080 square feet at Palo Alto Square expiring on December 31, 2019; and (iv) Board of Trustees Stanford 43,215 square feet at Page Mill Center expiring December 31, 2022.

(9)

Dell EMC Corporation expirations by square footage and property: (i) 185,292 square feet at 505 First expiring on October 18, 2021, (ii) 42,954 square feet at 505 First expiring on December 31, 2023, and (iii) 66,510 square feet at 875 Howard expiring on June 30, 2026. Dell EMC Corporation is expected to take possession of an additional 17,039 square feet at 875 Howard during third quarter of 2020.

(10)

NFL Enterprises by square footage and property: (i) 157,687 square feet at 10950 Washington and (ii) 9,919 square feet at 10900 Washington. NFL Enterprises may elect to exercise its early termination right with respect 167,606 square feet effective December 31, 2022 by delivering written notice on or before September 30, 2021.

(11)

GSA expirations by square footage and property: (i) 49,338 square feet at 1455 Market expired on February 19, 2019, (ii) 28,993 square feet at Northview Center expiring on April 4, 2020, (iii) 28,316 square feet at Rincon Center expiring on May 31, 2020, (iv) 40,626 square feet at 901 Market expiring on July 31, 2021, and (v) 18,388 square feet at Concourse expiring on May 7, 2024. This tenant may elect to exercise its early termination right at 901 Market with respect to 40,626 square feet any time after November 1, 2017 with 120 days prior written notice.

(12)

Regus expirations by property and square footage: (i) 27,369 square feet at Techmart expiring April 30, 2020, (ii) 44,957 square feet at Gateway expiring March 31, 2022, (iii) 20,059 square feet at 11601 Wilshire expiring February 29, 2024, (iv) 9,739 square feet at Palo Alto Square expiring April 30, 2026, (v) 25,086 square feet at 95 Jackson expiring October 31, 2030, and (vi) 21,296 square feet at 450 Alaskan expiring October 31, 2030. Regus may elect to exercise its early termination right at 11601 Wilshire for 20,059 square feet effective February 28, 2021 by delivering written notice on or before February 28, 2020.

(13)	Baker McKenzie expirations by square footage: (i) 34,414 square feet expiring on June 25, 2019 and (ii) 35,616 square feet expiring on April 30, 2029.
(14)	GitHub, Inc. expirations by square footage and property (i) 54,673 square feet at 275 Brannan and (ii) 35,330 square feet at 625 Second.

The table below presents our office portfolio tenant industry diversification as of December 31, 2018.

Industry	Total Square Feet(1)(2)	Annualized Base Rent(3) as of Percent of Total
Technology(4)	4,547,279	39.4%
Media & Entertainment	1,479,550	14.4
Legal	706,861	8.9
Business Services	968,747	8.8
Financial Services	826,678	7.7
Retail	688,288	4.9
Other	477,849	4.7
Government	311,369	2.3
Real Estate	245,609	2.1
Educational	196,938	2.0
Insurance	239,775	1.9
Healthcare	152,752	1.6
Advertising	173,901	1.3

TOTAL	11,015,596	100.0%

(1)	Excludes signed leases not commenced.
(2)	Excludes 147,522 square feet occupied by Hudson Pacific Properties, Inc.
(3)

Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases as of December 31, 2018, by (ii) 12. Annualized base rent does not reflect tenant reimbursements.

(4)

Our technology tenants are largely comprised of public and other well established companies. For the year ended December 31, 2018, nearly half of our technology industry annualized base rent was attributable to tenants contributing less than 5% of technology industry annualized base rent and only six tenants individually contributed more than 5% of technology industry annualized base rent.

The table below presents certain information regarding our portfolio by market as of December 31, 2018.

Market	Total Square Feet	Annualized Base Rent(1)	Annualized Rent as of Percent of Total
Office:
Silicon Valley	7,857,682	$266,206,630	45.8%
San Francisco	2,560,421	132,719,088	22.8
Los Angeles	4,576,933	95,643,006	16.4
Seattle	1,497,927	44,532,198	7.7
Studio:
Los Angeles	1,224,403	42,609,577	7.3

TOTAL	17,717,366	$581,710,499	100.0%

(1)

Annualized base rent for the office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases as of December 31, 2018, by (ii) 12. Annualized base rent for the studio properties reflects actual base rent for the 12 months ended December 31, 2018. Annualized base rent does not reflect tenant reimbursements.

The table below presents certain information regarding our stabilized and in-service office properties by market as of various acquisition dates and December 31, 2018.

Market	Percent Leased at Acquisition Date	Percent Leased at December 31, 2018(1)(2)	Annualized Base Rent(3) at Acquisition Date per square foot	Annualized Base Rent at December 31, 2018 per square foot
Office:
Silicon Valley	85.7%	89.5%	$41.15	$49.95
San Francisco	83.0	94.7	30.53	54.76
Los Angeles	50.1	98.6	34.60	48.82
Seattle	76.5	96.9	23.82	30.70

(1)	Does not include signed leases not commenced.
(2)	Excludes 142,522 square feet occupied by Hudson Pacific Properties, Inc.
(3)

Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases as of December 31, 2018, by (ii) 12. Annualized base rent per square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under commenced leases as of December 31, 2018. Annualized base rent does not reflect tenant reimbursements.

The table below presents the lease expiration schedule for our office portfolio as of December 31, 2018.

Year of Lease Expiration	Expiring Leases	Square Footage of Expiring Leases(1)	Percentage of Office Portfolio Square Feet	Annualized Base Rent(1)	Percentage of Office Portfolio Annualized Base Rent	Annualized Base Rent Per Square Foot(2)	Annualized Base Rent at Expiration	Annualized Base Rent Per Square Foot at Expiration(3)
Vacant		2,115,442	15.3%
2018	15	88,284	0.6	$3,333,285	0.6%	$37.76	$3,340,617	$37.84
2019(4)	154	1,243,597	9.0	58,868,756	10.2	47.34	60,226,758	48.43

Year of Lease Expiration	Expiring Leases	Square Footage of Expiring Leases(1)	Percentage of Office Portfolio Square Feet	Annualized Base Rent(1)	Percentage of Office Portfolio Annualized Base Rent	Annualized Base Rent Per Square Foot(2)	Annualized Base Rent at Expiration	Annualized Base Rent Per Square Foot at Expiration(3)
2020	144	964,164	7.0	48,442,388	8.5	50.24	50,396,878	52.27
2021	131	1,256,838	9.1	57,142,961	10.0	45.47	60,985,258	48.52
2022	105	1,134,270	8.2	52,539,731	9.2	46.32	58,669,110	51.72
2023	80	1,468,771	10.6	63,293,830	11.1	43.09	72,204,029	49.16
2024	77	1,245,499	9.0	61,074,117	10.7	49.04	72,131,746	57.91
2025	28	1,044,229	7.6	51,707,438	9.0	49.52	64,994,872	62.24
2026	15	320,608	2.3	17,302,251	3.0	53.97	23,999,824	74.86
2027	15	405,078	2.9	21,404,184	3.7	52.84	26,663,316	65.82
Thereafter	41	1,816,370	13.1	102,933,067	18.0	56.67	141,886,025	78.12
Building management use	22	147,522	1.1	—	—	—	—	—
Signed leases not commenced(5)	26	574,841	4.2	34,221,473	6.0	59.53	45,368,737	78.92

Total/Weighted Average(6)	853	13,825,513	100.0%	$572,263,481	100.0%	$48.87	$680,867,170	$58.14

(1)

Rent data for our office properties is presented on an annualized basis without regard to cancellation options. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) as of December 31. 2018, by (ii) 12. Annualized base rent does not reflect tenant reimbursements. Annualized base rent per square foot for all lease expiration years is calculated as (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases, divided by (ii) square footage under commenced leases as of December 31, 2018.

(2)

Annualized base rent per square foot for all lease expiration years is calculated as (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases, divided by (ii) square footage under commenced leases as of December 31, 2018.

(3)

Annualized base rent per square foot at expiration for all lease expiration years is calculated as (i) base rental payments (defined as cash base rents (before abatements)) under commenced leases, divided by (ii) square footage under commenced leases as of December 31, 2018.

(4)	Does not include leases of existing tenants expected to expire by January 31, 2019 at One Westside (formerly part of One Westside Pavilion).
(5)

Annualized base rent per leased square foot and annualized base rent per square foot at expiration for signed leases not commenced reflects uncommenced leases for space not occupied as of December 31, 2018 and is calculated as (i) base rental payments (defined as cash base rents (before abatements)) under uncommenced leases for vacant space as of December 31, 2018, divided by (ii) square footage under uncommenced leases as of December 31, 2018.

(6)	Total expiring square footage does not include 27,888 square feet of month-to-month leases.

We evaluate performance based upon, among other things, property net operating income (“NOI”) from continuing operations. NOI is not a measure of operating results or cash flows from operating activities or cash flows as measured by U.S. Generally Accepted Accounting Principles, or GAAP, and should not be considered an alternative to income from continuing operations, as an indication of our performance, or as an alternative to cash flows as a measure of liquidity, or our ability to make distributions. All companies may not calculate NOI in the same manner. We consider NOI to be a useful performance measure to investors and management because when compared across periods, NOI reflects the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. We calculate NOI as net income (loss) excluding corporate general and administrative expenses, depreciation and amortization, impairments, gains/losses on sales of real estate, interest expense, transaction-related expenses and other non-

operating items. We define NOI as operating revenues (including rental revenues, other property-related revenue, tenant recoveries and other operating revenues), less property-level operating expenses (which includes external management fees, if any, and property-level general and administrative expenses). NOI on a cash basis is NOI adjusted to exclude the effect of straight-line rent and other non-cash adjustments required by GAAP. We believe that NOI on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent and other non-cash adjustments to revenue and expenses.

The table below presents consolidated net income and same-store office net operating income on a cash basis for the periods presented (in thousands).

	2018 Same-Store		2017 Same- Store		2016 Same- Store		2015 Same- Store		2014 Same- Store
	Year Ended December 31,
	2018	2017	2017	2016	2016	2015	2015	2014	2014	2013
Consolidated Net income (Loss)	$111,781	$94,561	$94,561	$43,758	$43,758	($16,082)	($16,082)	$23,522	$23,522	($2,594)
Interest expense	83,167	90,037	90,037	76,044	76,044	50,667	50,667	25,932	25,932	25,470
Interest income	(1,718)	(97)	(97)	(260)	(260)	(124)	(124)	(30)	(30)	(272)
Unrealized gain on non-real estate investment	(928)	—	—	—	—	—	—	—	—	—
Unrealized loss on ineffective portion of derivative instrument	—	70	70	1,436	1,436	—	—	—	—	—
Transaction-related expenses	535	598	598	376	376	43,336	43,336	4,641	4,641	1,446
Other (income) expense	(822)	(2,992)	(2,992)	(1,558)	(1,558)	62	62	(14)	(14)	(99)
Gains on sale of real estate	(43,337)	(45,574)	(45,574)	(30,389)	(30,389)	(30,471)	(30,471)	(5,538)	(5,538)	—
Net (income) loss from discontinued operations		—	—	—	—	—	—	164	164	(1,571)
Impairment loss from discontinued operations		—	—	—	—	—	—	—	—	5,580
General and administrative	61,027	54,459	54,459	52,400	52,400	38,534	38,534	28,253	28,253	19,952
Depreciation and amortization	251,003	283,570	283,570	269,087	269,087	245,071	245,071	72,216	72,216	70,063
Net Operating Income	$460,708	$474,632	$474,632	$410,894	$410,894	$330,993	$330,993	$149,146	$149,146	$117,975
Non-Same-Store net operating income	(166,267)	(185,545)	(187,134)	(148,817)	(254,905)	(193,845)	(196,973)	(15,960)	(51,110)	(24,085)
One-time lease termination revenue	—	—	—	—	—	—	—	(1,687)	(1,687)	(1,082)
One-time lease termination non-cash write-off	—	—	—	—	—	—	—	77	77	—
One-time tenant recoveries	—	—	—	—	—	—	—	(3,340)	(3,340)	—
Property tax expense adjustments	—	—	—	—	—	—	—	4,201	4,201	(797)

Same-Store Net Operating Income	$294,441	$289,087	$287,498	$262,077	$155,989	$137,148	$134,020	$132,437	$97,287	$92,011
Same-Store Studio net operating income	(24,411)	(22,112)	(22,112)	(20,593)	(20,593)	(15,406)	(15,406)	(13,732)	(13,732)	(15,171)
Same-Store Office Net Operating Income	$270,030	$266,975	$265,386	$241,484	$135,396	$121,742	$118,614	$118,705	$83,555	$76,840
Cash basis adjustment to office net operating income	(15,866)	(21,498)	(12,626)	(17,801)	(11,106)	(8,768)	(7,556)	(16,037)	(11,586)	(9,107)

One-time tenant improvement cost reimbursement	—	(3,232)	(3,232)	—	—	—	—	—	—	—
Same-Store(1) Office Cash Net Operating Income	$254,164	$242,245	$249,528	$223,683	$124,290	$112,974	$111,058	$102,668	$71,969	$67,733

(1)

Same-store for each of the years ended December 31, 2018, 2017, 2016, 2015 and 2014 refers to the office properties that were owned and included in our stabilized portfolio as of January 1 of the prior year and still owned and included in our stabilized portfolio as of December 31 of such year.

We have also experienced significant internal growth in our studio portfolio with same-store studio cash net operating income increasing 62% since our IPO. In addition, as of December 31, 2018, approximately 50% of the stage and production office square footage in studio properties was subject to leases with maturities of three years or longer. The following table presents and reconciles consolidated net income and same-store studio net operating income on a cash basis the periods presented (in thousands).

	Year Ended December 31,
	2018	2017	2010 (IPO Year)
Consolidated Net Income (Loss)	$111,781	$94,561	($2,682)
Interest expense	83,167	90,037	8,831
Interest income	(1,718)	(97)	(59)
Unrealized gain on non-real estate investment	(928)	—	—
Unrealized loss on ineffective portion of derivative instrument	—	70	(347)
Transaction-related expenses	535	598	4,273
Other (income) expense	(822)	(2,922)	192
Gains on sale of real estate	(43,337)	(45,574)	—
General and administrative	61,027	54,459	4,493
Depreciation and amortization	251,003	283,570	15,912
Net Operating Income	$460,708	$474,632	$30,613
Non-Same-Store net operating income	(166,267)	(185,545)	—
Same-Store(1) Net Operating Income	$294,441	$289,087	$30,613
Same-Store Office net operating income	(270,030)	(266,975)	(16,291)
Same-Store Studio Net Operating Income	$24,411	$22,112	$14,322
Cash basis adjustment to studio revenue	(1,219)	247	—
Same-Store Studio Cash Net Operating Income	$23,192	$22,359	$14,322

(1)

Same-store for each of the years ended December 31, 2018 and 2010 refers to the Sunset Bronson Studios and Sunset Gower Studios properties that were owned and included in our stabilized portfolio as of January 1, 2010 and still owned and included in our stabilized portfolio as of December 31, 2018.

Federal Income Tax Considerations

The information included under the heading “Federal Income Tax Considerations” in Exhibit 99.1 hereto is incorporated by reference herein and supersedes and replaces the discussion under the heading “Federal Income Tax Considerations” in the prospectus dated March 15, 2018, which is a part of the registration statements on Form S-3 (Registration Nos. 333-223692 and 333-223692-01) filed with the Securities and Exchange Commission (the “SEC”) by the Company and the Operating Partnership on March 15, 2018.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Federal Income Tax Considerations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 20, 2019

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer